SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):
                            January 4, 1996



                           TIME WARNER INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




         Delaware                    1-8637                 13-1388520
----------------------------      ------------          ------------------
(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)





            75 Rockefeller Plaza, New York, New York 10019
          --------------------------------------------------
          (Address of principal executive offices)(zip code)

                            (212) 484-8000
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.


          On January 4, 1996, Time Warner Inc. ("Time Warner") completed its acquisition of Cablevision Industries Corporation ("CVI") and certain related companies, as previously described in Time Warner's Current Reports on Form 8-K dated February 6, 1995, May 30, 1995, August 14, 1995, and November 14, 1995, pursuant to which (i) CVI merged with a wholly owned subsidiary of Time Warner and became a direct, wholly owned subsidiary of Time Warner (the "CVI Merger"),
(ii) Cablevision Management Corporation of Philadelphia ("CMP") merged with a wholly owned subsidiary of Time Warner and became a direct, wholly owned subsidiary of Time Warner (the "CMP Merger"), (iii) immediately following the CVI Merger, Cablevision Industries of Middle Florida, Inc. ("CIMF") merged into CVI (the "CIMF Merger") and (iv) immediately following the CVI Merger, CVI and certain of its subsidiaries purchased the entire equity interests or all of the assets (collectively, the "Gerry Purchase") of each of Cablevision Industries of Tennessee L.P. ("CITLP"), Cablevision Industries Limited Partnership ("CILP"), Cablevision Industries of Saratoga Associates ("CISA"), Cablevision of Fairhaven/Acushnet ("CFA") and Cablevision Industries of Florida, Inc. ("CIF" and, together with CIMF, CMP, CITLP, CILP, CISA and CFA, the "Gerry Companies", and together with CVI, the "Cablevision Companies"). The CMP Merger, the CIMF Merger and the Gerry Purchase are referred to herein as the "Gerry Acquisition". The CVI Merger and the Gerry Acquisition are referred to herein as the "Transactions".

          The consideration received by the stockholders of CVI (principally Alan Gerry) for the CVI Merger was 457,075 shares of the common stock of Time Warner, 3,250,000 and 3,226,792 shares, respectively, of two newly designated series of convertible preferred stock of Time Warner and the assumption of the liabilities of CVI. A description of the two newly designated series of convertible preferred stock of Time Warner is provided in Time Warner's Current Report on Form 8-K dated February 6, 1995. The aggregate consideration received by Alan Gerry and certain related parties for the Gerry Acquisition was 2,448,809 shares of the common stock of Time Warner, approximately $210 million in cash and the assumption of the liabilities of the Gerry Companies. The aggregate amount of indebtedness assumed or incurred upon the closing of the Transactions was approximately $2 billion.

          In connection with the consummation of the Transactions, TWI Cable Inc., a wholly owned subsidiary of Time Warner ("TWI Cable"), borrowed approximately $1.5 billion under its five-year revolving credit agreement entered into on June 30, 1995 (as amended, the "New Credit Agreement"), and loaned such proceeds to CVI under the same terms set forth in the New Credit Agreement. CVI used such proceeds to repay or redeem an aggregate of approximately $1.2 billion of outstanding indebtedness of CVI and indebtedness that was assumed in the Gerry Acquisition, including redemption premiums thereon (the "CVI Debt Refinancing"). In addition to the amount borrowed for the CVI Debt Refinancing, CVI borrowed approximately $300 million from TWI Cable under the New Credit Agreement, of which approximately $210 million was used to consummate the Gerry Acquisition and $90 million was used to pay for transaction costs and other one-time costs related to the Transactions. CVI, certain of its subsidiaries and certain of the Gerry Companies have guaranteed the obligations of TWI Cable under the New Credit Agreement. The New Credit Agreement is included as an exhibit to Time Warner's Current Report on Form 8-K dated July 6, 1995.

          In connection with the Transactions, CVI has entered into a management service arrangement with Time Warner Entertainment Company, L.P. ("TWE"), a Delaware limited partnership in which 74.49% of the pro rata priority capital and residual equity interests as well as certain priority capital interests are owned by Time Warner and certain of its wholly owned subsidiaries, pursuant to which TWE will manage and operate the cable television systems of the Cablevision Companies.


Item 7. Financial Statements and Exhibits.


          (a) and (b) Financial Statements.

          The financial statements of CVI and the pro forma financial information of Time Warner required by this Item were previously filed as exhibits to Time Warner's Current Report on Form 8-K dated November 14, 1995.


          (c) Exhibits.

          2 (a) Agreement and Plan of Merger dated as of February 6, 1995, among CVI, Alan Gerry, Time Warner and TW CVI Acquisition Corp.

          2 (b) Agreement and Plan of Merger dated as of February 6, 1995, among CMP, Alan Gerry and Time
                 Warner.

          2 (c) Agreement and Plan of Merger dated as of December 8, 1995, among CIMF, Alan Gerry, Time
                 Warner and CVI.

          2 (d)  Purchase Agreement dated as of February 6,
                 1995, as amended and restated as of December 8, 1995, among Alan Gerry, the corporations and partnerships listed on the signature pages thereof as the Purchase Gerry Companies and the Direct Holders, and Time Warner.

          2 (e)  Supplemental Agreement dated as of February
                 6, 1995, including Annex A thereto, among CVI, the corporations and partnerships listed on the signature pages thereof as the Gerry Companies and the Direct Holders, Alan Gerry, Time Warner and TW CVI Acquisition Corp.

          2 (f)  Amendment Agreement dated as of December 8,
                 1995, to the Supplemental Agreement dated as of February 6, 1995, including Annex A thereto, among CVI, the corporations and partnerships listed on the signature pages thereof as the Gerry Companies and the Direct Holders, Alan Gerry, Time Warner and TW CVI Acquisition Corp.

                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 10, 1996.


                                      TIME WARNER INC.,


                                       by
                                         /s/ Richard J. Bressler
                                         -----------------------------
                                         Name:   Richard J. Bressler
                                         Title:  Senior Vice President
                                                 and Chief Financial Officer

                             EXHIBIT INDEX



Exhibit No.         Description of Exhibit               Sequentially
                                                        Numbered Page


2 (a)               Agreement and Plan of Merger                *
                    dated as of February 6, 1995,
                    among CVI, Alan Gerry,
                    Time Warner and TW CVI Acquisition
                    Corp (incorporated by reference to
                    exhibit 2(a) to Time Warner's
                    Current Report on Form 8-K dated
                    February 6, 1995).


2 (b)               Agreement and Plan of Merger dated          *
                    as of February 6, 1995, among CMP,
                    Alan Gerry and Time Warner
                    (incorporated by reference to
                    exhibit 2 (c) to Time Warner's
                    Current Report on Form 8-K dated
                    February 6, 1995).


2 (c)               Agreement and Plan of Merger dated
                    as of December 8, 1995, among CIMF,
                    Alan Gerry, Time Warner and CVI.


2 (d)               Purchase Agreement dated as of
                    February 6, 1995, as amended and
                    restated as of December 8, 1995,
                    among Alan Gerry, the corporations
                    and partnerships listed on the
                    signature pages thereof as the
                    Purchase Gerry Companies and the
                    Direct Holders, and Time Warner.


2 (e)               Supplemental Agreement dated as             *
                    of February 6, 1995, including
                    Annex A thereto, among CVI, the
                    corporations and partnerships
                    listed on the signature pages
                    thereof as the Gerry Companies
                    and the Direct Holders, Alan
                    Gerry, Time Warner and TW CVI
                    Acquisition Corp.  (incorporated
                    by reference to exhibit 2(e) to
                    Time Warner's Current Report on
                    Form 8-K dated February 6, 1995).


--------------------------------
   *Incorporated by reference.

Exhibit No.         Description of Exhibit               Sequentially
                                                        Numbered Page


2 (f)               Amendment Agreement dated as
                    of December 8, 1995, to the
                    Supplemental Agreement dated
                    as of February 6, 1995,
                    including Annex A thereto,
                    among CVI, the corporations
                    and partnerships listed on the
                    signature pages thereof as the
                    Gerry Companies and the Direct
                    Holders, Alan Gerry, Time Warner
                    and TW CVI Acquisition Corp.